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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 22, 2003

                          First Financial Corporation
             (Exact name of registrant as specified in its charter)

           Indiana                      000-16759                35-1546989
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

         P. O. Box 540 , Terre Haute, Indiana                    47808
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     812-238-6264

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits.
                  --------

                  Exhibit Number:
                  ---------------

                  99.1 Press Release, dated May 22, 2003 issued by First Financial Corporation


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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS
OF OPERATIONS AND FINANCIAL CONDITION).

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On May 22, 2003, First Financial Corporation issued a press release to report the declaration of the semi-annual dividend of $.68 per share payable July 1, 2003 to shareholders of record on June 11, 2003. The release is furnished as Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           First Financial Corporation



Dated:   May 23, 2003                         (s) Norman L. Lowery
         ------------                ---------------------------------------
                                                 Norman L. Lowery
                                             Vice Chairman and Chief
                                                Executive Officer


Dated:   May 23, 2003                         (s) Michael A. Carty
         ------------                ---------------------------------------
                                                Michael A. Carty
                                     Secretary/Treasurer and Chief Financial
                                                     Officer